Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NDCHealth Corporation (the “Company”) on Form 10-K as filed with the Securities and Exchange Commission on the date hereof, the (“Report”), we the undersigned certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Walter M. Hoff
Walter M. Hoff, Chairman and Chief Executive Officer (Principal Executive Officer) July 29, 2003

By: /s/ Randolph L.M. Hutto
Randolph L.M. Hutto Chief Financial Officer (Principal Financial Officer) July 29, 2003